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As filed with the Securities and Exchange Commission on March 14, 2002

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2002

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)

Illinois (State or other jurisdiction of incorporation or organization)	0-24920 (Commission File Number)	36-3894853 (I.R.S. Employer Identification No.)
Two North Riverside Plaza, Suite 400 Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit Number	Exhibit
1	Form of Terms Agreement dated March 11, 2002 among ERP Operating Limited Partnership and each of Banc of America Securities LLC, J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., First Union Securities, Inc., Commerzbank Capital Markets Corporation, and PNC Capital Markets, Inc., which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement; the form of Terms Agreement incorporates the terms and provisions of the Standard Underwriting Provisions dated August 25, 2000, the form of which was previously filed as Exhibit 1 to the Registrant's registration statement on Form S-3, file no. 333-44594 under the Securities Act of 1933.
5
Opinion of Piper Marbury Rudnick & Wolfe, which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-44594, under the Securities Act of 1933 and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY RESIDENTIAL PROPERTIES TRUST, Its General Partner
Date: March 14, 2002	By:	/s/ BRADLEY A. VAN AUKEN Bradley A. Van Auken First Vice President and Assistant Secretary

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  ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits
SIGNATURES